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                          SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C.  20549


                                     ____________


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 30, 1997



                            MetLife Capital Funding Corp. III
        (originator of the MetLife Capital Equipment Loan Trust Series 1997-A)
           on behalf of MetLife Capital Equipment Loan Trust Series 1997-A
                 ----------------------------------------------------
                (Exact name of registrant as specified in its charter)

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
    United States                      333-23405                 91-1788640
----------------------------     ----------------------          ------------
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
 Incorporation)                                             Identification Number)
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      10900 NE 4th Street, Suite 550
           Bellevue, Washington                             98004
     --------------------------------------                ----------
     (Address of Principal Executive Office)               (Zip Code)


Registrant's telephone number, including area code (206) 450-3590



                                            N/A
                -------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.    Not Applicable

Item 5. On May 30, 1997 the MetLife Capital Equipment Loan Trust Series 1997-A (the "Issuer") issued $304,203,000 principal amount of Class A 6.85% Asset Backed Notes and $26,452,783 principal amount of Class B 6.85% Class B Asset Backed Notes.

Item 6.         Not Applicable.

Item 7.         Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 1.1,
4.1 and 4.2.

    Exhibit 1.1 Class A Note Underwriting Agreement dated as of May 22, 1997 among MetLife Capital Corporation ("MCC"), MetLife Capital Funding Corp. III ("Funding III") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

    Exhibit 4.1 Indenture dated as of May 1, 1997 between MetLife Capital Equipment Loan Trust 1997-A and The Chase Manhattan Bank, as Indenture Trustee.

    Exhibit 4.2 The Transfer and Servicing Agreement dated as of May 1, 1997 among MCC as servicer, Funding III as transferor and the Issuer.

    Exhibit 4.3 The Trust Agreement dated as of May 1, 1997 between MCC, Funding III and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

    Exhibit 10.1 The Administration Agreement dated as of May 1, 1997 among MCC, Funding III and the Owner Trustee.

    Exhibit 10.2 The Contribution and Sale Agreement date as of May 1, 1997 between MCC and Funding III.

Items 8-9.      Not Applicable


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METLIFE CAPITAL
                                       FUNDING CORP. III



                                       By:  /s/ Joseph G. Rooney
                                          -----------------------
                                          Name: Joseph G. Rooney
                                          Title: President

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                                    EXHIBIT INDEX


Exhibit                 Description                                        Page

Exhibit 1.1 Class A Note Underwriting Agreement dated as of May 22, 1997 among MCC, Funding and Merrill Lynch.

Exhibit 4.1 Indenture dated as of May 1, 1997 between the Issuer and the Indenture Trustee.

Exhibit 4.2 The Transfer and Servicing Agreement dated as of May 1, 1997 among MCC as servicer, Funding III as transferor and the Issuer.

Exhibit 4.3 The Trust Agreement dated as of May 1, 1997 between MCC, Funding III and the Owner Trustee.

Exhibit 10.1 The Administration Agreement dated as of May 1, 1997 among MCC, Funding III and the Owner Trustee.

Exhibit 10.2 The Contribution and Sale Agreement date as of May 1, 1997 between MCC and Funding III.


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